EXHIBIT A

FORM OF THE CLASS AF-[_] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C. (“THE DEPOSITOR”), THE TRUSTEE OR ANY SERVICER REFERRED TO BELOW OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE DEPOSITOR, THE TRUSTEE, ANY SERVICER OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

NO TRANSFER OF AN ERISA-RESTRICTED SWAP CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT SHALL BE MADE UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT EITHER (I) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) AND/OR SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS BY REASON OF THEIR INVESTMENT IN THE ENTITY (A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE EXEMPTION FOR NON-FIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA OR ANY OTHER APPLICABLE EXEMPTION.  ANY PURPORTED TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT TO OR ON BEHALF OF A PLAN WITHOUT THE DELIVERY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A REPRESENTATION LETTER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.  IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE TRANSFEREE WILL BE DEEMED TO HAVE MADE A REPRESENTATION AS PROVIDED IN CLAUSE (I) OR (II) OF THIS PARAGRAPH, AS APPLICABLE.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
SERIES 2007-CB1, CLASS AF-[_]

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

BOND SECURITIZATION, L.L.C.

Series 2007-CB1, Class AF-[_]	Original Class Certificate Principal Balance of the Class AF-[_] Certificates as of the Closing Date: $[_____________]
Pass-Through Rate: [___%][Variable]
Date of Pooling and Servicing Agreement and Cut-off Date: January 1, 2007	Initial Certificate Principal Balance: $[_____________]
First Distribution Date: February 26, 2007	Servicer: Litton Loan Servicing LP
No. 1	Trustee: U.S. Bank National Association
CUSIP: [_____________]	Closing Date: February 7, 2007

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class AF-[_] Certificates) in that certain beneficial ownership interest evidenced by all the Class AF-[_] Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among BOND SECURITIZATION, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the “Seller”), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement shall be made unless the Trustee and the Certificate Registrar shall have received a representation letter from the transferee of this Certificate to the effect that either (i) such transferee is neither an employee benefit plan or other retirement arrangement which is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and/or Section 4975 of the Code or any entity whose underlying assets include such plan’s or arrangement’s assets by reason of their investment in the entity (a “Plan”) nor a Person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of this Certificate are eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or the exemption for non-fiduciary servicer providers under Section 408(b)(17) of ERISA or any other applicable exemption.  Any purported transfer of this Certificate prior to the termination of the Swap Agreement to or on behalf of a Plan without the delivery to the Trustee and the Certificate Registrar of a representation letter as described above shall be void and of no effect.  If this Certificate is a Book-Entry Certificate, the transferee will be deemed to have made a representation as provided in clause (i) or (ii) of this paragraph, as applicable.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class AF-[_] Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class AF-[_] Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class AF-[_] Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class AF-[_] Certificates.

[For the Class AF-1B, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates Only] [The Class AF-[__] Pass-Through Rate on each Distribution Date will be a fixed rate which will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date.]

The Class AF-[_] Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 7, 2007

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By

Authenticated

By

Authorized Signatory of

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act ______________ (State)
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with the right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

_______________________________________
Signature by or on behalf of assignor

_______________________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to __________________________________________________________.  Applicable statements should be mailed to ______________________________________.  This information is provided by ___________________________________________, the assignee named above, or _________________________________________________, as its agent.

EXHIBIT B

FORM OF THE CLASS M-[_] CERTIFICATE

[FOR THE CERTIFICATES OTHER THAN THE CLASS M-8 CERTIFICATES ONLY] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C. (“THE DEPOSITOR”), THE TRUSTEE OR ANY SERVICER REFERRED TO BELOW OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE DEPOSITOR, THE TRUSTEE, ANY SERVICER OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

[FOR THE CLASS M-8 CERTIFICATES ONLY] [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

[FOR THE CLASS M-8 CERTIFICATES ONLY] [THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.]

NO TRANSFER OF AN ERISA-RESTRICTED SWAP CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT SHALL BE MADE UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT EITHER (I) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) AND/OR SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS BY REASON OF THEIR INVESTMENT IN THE ENTITY (A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE EXEMPTION FOR NON-FIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA OR ANY OTHER APPLICABLE EXEMPTION.  ANY PURPORTED TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT TO OR ON BEHALF OF A PLAN WITHOUT THE DELIVERY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A REPRESENTATION LETTER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.  IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE TRANSFEREE WILL BE DEEMED TO HAVE MADE A REPRESENTATION AS PROVIDED IN CLAUSE (I) OR (II) OF THIS PARAGRAPH, AS APPLICABLE.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
SERIES 2007-CB1, CLASS M-[_]

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

BOND SECURITIZATION, L.L.C.

Series 2007-CB1, Class M-[_]	Original Class Certificate Principal Balance of the Class M-[_] Certificates as of the Closing Date: $[____________]
Pass-Through Rate: Variable
Date of Pooling and Servicing Agreement and Cut-off Date: January 1, 2007	Initial Certificate Principal Balance: $[____________]
First Distribution Date: February 26, 2007	Servicer: Litton Loan Servicing LP
No. 1	Trustee: U.S. Bank National Association
CUSIP: [____________]	Closing Date: February 7, 2007

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that [CEDE & CO.][_________] is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-[_] Certificates) in that certain beneficial ownership interest evidenced by all the Class M-[_] Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among BOND SECURITIZATION, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the “Seller”), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[For the Class M-8 Certificates Only]  [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trust Administrator an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer, the Trust Administrator or the Depositor.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

No transfer of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement shall be made unless the Trustee and the Certificate Registrar shall have received a representation letter from the transferee of this Certificate to the effect that either (i) such transferee is neither an employee benefit plan or other retirement arrangement which is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and/or Section 4975 of the Code or any entity whose underlying assets include such plan’s or arrangement’s assets by reason of their investment in the entity (a “Plan”) nor a Person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of this Certificate are eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or the exemption for non-fiduciary servicer providers under Section 408(b)(17) of ERISA or any other applicable exemption.  Any purported transfer of this Certificate prior to the termination of the Swap Agreement to or on behalf of a Plan without the delivery to the Trustee and the Certificate Registrar of a representation letter as described above shall be void and of no effect.  If this Certificate is a Book-Entry Certificate, the transferee will be deemed to have made a representation as provided in clause (i) or (ii) of this paragraph, as applicable.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-[_] Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class M-[_] Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-[_] Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class M-[_] Certificates.

The Class M-[_] Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 7, 2007

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By

Authenticated

By

Authorized Signatory of

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act ______________ (State)
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with the right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

_______________________________________
Signature by or on behalf of assignor

_______________________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to __________________________________________________________.  Applicable statements should be mailed to ______________________________________.  This information is provided by ___________________________________________, the assignee named above, or _________________________________________________, as its agent.

EXHIBIT C

FORM OF THE CLASS B-[_] CERTIFICATE (RULE 144A)

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C. (“THE DEPOSITOR”), THE TRUSTEE OR ANY SERVICER REFERRED TO BELOW OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE DEPOSITOR, THE TRUSTEE, ANY SERVICER OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 , AS AMENDED (THE “1933 ACT”) OR ANY STATE SECURITIES LAWS.  NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

[FOR THE CLASS B-1 CERTIFICATES ONLY] [NO TRANSFER OF AN ERISA-RESTRICTED SWAP CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT SHALL BE MADE UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT EITHER (I) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) AND/OR SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS BY REASON OF THEIR INVESTMENT IN THE ENTITY (A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE EXEMPTION FOR NON-FIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA OR ANY OTHER APPLICABLE EXEMPTION.  ANY PURPORTED TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT TO OR ON BEHALF OF A PLAN WITHOUT THE DELIVERY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR OF A REPRESENTATION LETTER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.  IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE TRANSFEREE WILL BE DEEMED TO HAVE MADE A REPRESENTATION AS PROVIDED IN CLAUSE (I) OR (II) OF THIS PARAGRAPH, AS APPLICABLE.]

[FOR THE CLASS B-2 CERTIFICATES ONLY] [PURSUANT TO SECTION 5.02(D) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY ONLY BE TRANSFERRED IF THE TRANSFEREE DELIVERS TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A PERSON ACQUIRING SUCH CERTIFICATE FOR, ON BEHALF OF OR WITH THE ASSETS OF SUCH A PLAN OR ARRANGEMENT (“BENEFIT PLAN INVESTOR”) OR (II) IF THE CERTIFICATE IS THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A BENEFIT PLAN INVESTOR IS ATTEMPTED WITHOUT THE DELIVERY TO THE CERTIFICATE REGISTRAR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.]

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
SERIES 2007-CB1, CLASS B-[_]

(RULE 144A)

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

BOND SECURITIZATION, L.L.C.

Series 2007-CB1, Class B-[_]	Original Class Certificate Principal Balance of the Class B-[_] Certificates as of the Closing Date: $[___________]
Pass-Through Rate: [___%][Variable]
Date of Pooling and Servicing Agreement and Cut-off Date: January 1, 2007	Initial Certificate Principal Balance: $[___________]
First Distribution Date: February 26, 2007	Servicer: Litton Loan Servicing LP
No. 1	Trustee: U.S. Bank National Association
CUSIP: [__________]	Closing Date: February 7, 2007

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that [_______________] is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B-[_] Certificates) in that certain beneficial ownership interest evidenced by all the Class B-[_] Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among BOND SECURITIZATION, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the “Seller”), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[For the Class B-1 Certificates only] [No transfer of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement shall be made unless the Trustee and the Certificate Registrar shall have received a representation letter from the transferee of this Certificate to the effect that either (i) such transferee is neither an employee benefit plan or other retirement arrangement which is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and/or Section 4975 of the Code or any entity whose underlying assets include such plan’s or arrangement’s assets by reason of their investment in the entity (a “Plan”) nor a Person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of this Certificate are eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or the exemption for non-fiduciary servicer providers under Section 408(b)(17) of ERISA or any other applicable exemption.  Any purported transfer of this Certificate prior to the termination of the Swap Agreement to or on behalf of a Plan without the delivery to the Trustee and the Certificate Registrar of a representation letter as described above shall be void and of no effect.  If this Certificate is a Book-Entry Certificate, the transferee will be deemed to have made a representation as provided in clause (i) or (ii) of this paragraph, as applicable.]

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last business day of the month immediately preceding the related distribution date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-[_] Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class B-[_] Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-[_] Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

[For the Class B-2 Certificates Only][The Class B-2 Pass-Through Rate on each Distribution Date will be a fixed rate which will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date.]

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class B-[_] Certificates.

The Class B-[_] Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

This Certificate is subordinated in right of payment to the Class AF [and/,] Class M [and Class B-1] Certificates as described in the Agreement.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification (i) the Certificateholder desiring to effect the transfer and such Certificateholder’s prospective transferee shall each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, and (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Depositor and the Certificate Registrar may require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such.  None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.  Each Person who acquires this Certificate or an interest therein shall be deemed to have made the representations required by the representation letter referred to in this paragraph, unless such Person shall have provided such representation letter referred to in this paragraph to the Certificate Registrar.

[For the Class B-2 Certificates Only] [No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (“Plans”) or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.]

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 7, 2007

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By

Authenticated

By

Authorized Signatory of

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act ______________ (State)
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with the right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

_______________________________________
Signature by or on behalf of assignor

_______________________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to __________________________________________________________.  Applicable statements should be mailed to ______________________________________.  This information is provided by ___________________________________________, the assignee named above, or _________________________________________________, as its agent.

EXHIBIT D

FORM OF THE CLASS P CERTIFICATE

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CLASS P CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES AND THE CLASS B CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS P CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE.  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CLASS P CERTIFICATE SHALL BE REGISTERED UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO STATE, LOCAL OR OTHER FEDERAL LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A “PLAN”), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS P CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS P CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH HOLDER OF A CLASS P CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE AGREEMENT REFERRED TO HEREIN.  ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS P CERTIFICATE.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
SERIES 2007-CB1, CLASS P

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

BOND SECURITIZATION, L.L.C.

Series 2007-CB1, Class P	Servicer: Litton Loan Servicing LP
Date of Pooling and Servicing Agreement and Cut-off Date: January 1, 2007	Trustee: U.S. Bank National Association
First Distribution Date: February 26, 2007	Closing Date: February 7, 2007
No. 1	CUSIP: [__________]
Percentage Interest: 100

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that [_____________] is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class P Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among BOND SECURITIZATION, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the “Seller”), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last business day of the month immediately preceding the related distribution date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class P Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing the Percentage Interest specified on the face hereof.

The Class P Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification (i) the Certificateholder desiring to effect the transfer and such Certificateholder’s prospective transferee shall each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, and (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Depositor and the Certificate Registrar may require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such.  None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (“Plans”) or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any REMIC provided for in the Trust Agreement to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 7, 2007

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By

Authenticated

By

Authorized Signatory of

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act ______________ (State)
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with the right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

_______________________________________
Signature by or on behalf of assignor

_______________________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to __________________________________________________________.  Applicable statements should be mailed to ______________________________________.  This information is provided by ___________________________________________, the assignee named above, or _________________________________________________, as its agent.

EXHIBIT E

FORM OF THE CLASS CE-[_] CERTIFICATE

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CLASS CE-[_] CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES AND THE CLASS B CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS CE-[_] CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS CE-[_] CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE.  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CLASS CE-[_] CERTIFICATE SHALL BE REGISTERED UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO STATE, LOCAL OR OTHER FEDERAL LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A “PLAN”), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS CE-[_] CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS CE-[_] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH HOLDER OF A CLASS CE-[_] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE AGREEMENT REFERRED TO HEREIN.  ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS CE-[_] CERTIFICATE.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
SERIES 2007-CB1, CLASS CE-[_]

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

BOND SECURITIZATION, L.L.C.

Series 2007-CB1, Class CE-[_]	Servicer: Litton Loan Servicing LP
Date of Pooling and Servicing Agreement and Cut-off Date: January 1, 2007	Trustee: U.S. Bank National Association
First Distribution Date: February 26, 2007	Closing Date: February 7, 2007
No. 1	CUSIP: [_________]
Percentage Interest: 100

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that [___________] is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class CE-[_] Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among BOND SECURITIZATION, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the “Seller”), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last business day of the month immediately preceding the related distribution date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE-[_] Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class CE-[_] Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class CE-[_] Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing the Percentage Interest specified on the face hereof.

The Class CE-[_] Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification (i) the Certificateholder desiring to effect the transfer and such Certificateholder’s prospective transferee shall each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, and (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Depositor and the Certificate Registrar may require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such.  None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (“Plans”) or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any REMIC provided for in the Trust Agreement to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 7, 2007

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By

Authenticated

By

Authorized Signatory of

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act ______________ (State)
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with the right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

_______________________________________
Signature by or on behalf of assignor

_______________________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to __________________________________________________________.  Applicable statements should be mailed to ______________________________________.  This information is provided by ___________________________________________, the assignee named above, or _________________________________________________, as its agent.

EXHIBIT F

FORM OF THE CLASS R[-_] CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE “RESIDUAL INTEREST” IN MULTIPLE “REAL ESTATE MORTGAGE INVESTMENT CONDUITS,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CLASS R[-_] CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES AND THE CLASS B AND CLASS CE CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R[-_] CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R[-_] CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE.  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CLASS R[-_] CERTIFICATE SHALL BE REGISTERED UNLESS THE TRUSTEE AND THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A REPRESENTATION FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO STATE, LOCAL OR OTHER FEDERAL LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A “PLAN”), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R[-_] CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R[-_] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH HOLDER OF A CLASS R[-_] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE AGREEMENT REFERRED TO HEREIN.  ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R[-_] CERTIFICATE.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES
SERIES 2007-CB1, CLASS R[-_]

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of conventional fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

BOND SECURITIZATION, L.L.C.

Series 2007-CB1, Class R[-_]	Servicer: Litton Loan Servicing LP
Date of Pooling and Servicing Agreement and Cut-off Date: January 1, 2007	Trustee: U.S. Bank National Association
First Distribution Date: February 26, 2007	Closing Date: February 7, 2007
No. 1	CUSIP: [___________]
Percentage Interest: 100

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOND SECURITIZATION, L.L.C., THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that [_________________] is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class R[-_] Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among BOND SECURITIZATION, L.L.C. (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), Credit-Based Asset Servicing and Securitization LLC (the “Seller”), the Servicer and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last business day of the month immediately preceding the related distribution date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R[-_] Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R[-_] Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class R[-_] Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing the Percentage Interest specified on the face hereof.

The Class R[-_] Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Seller and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification (i) the Certificateholder desiring to effect the transfer and such Certificateholder’s prospective transferee shall each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, and (ii) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Depositor and the Certificate Registrar may require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such.  None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (“Plans”) or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any REMIC provided for in the Trust Agreement to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Trustee, any Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, any Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar, any Paying Agent nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February 7, 2007

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By

Authenticated

By

Authorized Signatory of

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act ______________ (State)
TEN ENT	-	as tenants by the entireties
JT TEN	-	as joint tenants with the right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

_______________________________________
Signature by or on behalf of assignor

_______________________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________________________for the account of ___________________________, account number ______________, or, if mailed by check, to __________________________________________________________.  Applicable statements should be mailed to ______________________________________.  This information is provided by ___________________________________________, the assignee named above, or _________________________________________________, as its agent.

EXHIBIT G

FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Structured Finance - C-BASS, Series 2007-CB1

[and/or its designee]

Re:

Pooling and Servicing Agreement, dated as of January 1, 2007 among Bond Securitization, L.L.C., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, U.S. Bank National Association, as trustee and Litton Loan Servicing LP, as servicer, relating to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB1

In connection with the administration of the Mortgage Loans held by you, as Trustee, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_______ 1.

Mortgage Paid in Full

_______ 2.

Foreclosure

_______ 3.

Substitution

_______ 4.

Other Liquidation (Repurchases, etc.)

_______ 5.

Nonliquidation

Address to which the Trustee should deliver the Mortgage File:

By: ______________________________ (authorized signer)
Address: __________________________
Date: _____________________________

If box 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

Please acknowledge the execution of the above request by your signature and date below:

U.S. Bank National Association, as Trustee

By: Signature	Date
Documents returned to Trustee:
By: Signature	Date

EXHIBIT H-1

FORM OF CUSTODIAN’S INITIAL CERTIFICATION

Date

Bond Securitization, L.L.C.

One Bank One Plaza

Chicago, Illinois 60670

Litton Loan Servicing LP

4828 Loop Central Drive

Houston, Texas  77081

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Structured Finance - C-BASS, Series 2007-CB1

Re:

Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of January 1, 2007 among Bond Securitization, L.L.C., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee with respect to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB1

Ladies and Gentlemen:

In accordance with Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it received the documents listed in Section 2.01 of the Pooling and Servicing Agreement for each Mortgage File pertaining to each Mortgage Loan listed on Exhibit D, to the Pooling and Servicing Agreement, subject to any exceptions noted on Schedule I hereto.

Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.  This Certificate is subject in all respects to the terms of Section 2.02 of the Pooling and Servicing Agreement and the Pooling and Servicing Agreement sections cross-referenced therein.

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Custodian
By:
Name:
Title:

EXHIBIT H-2

FORM OF CUSTODIAN’S FINAL CERTIFICATION

[Date]

Bond Securitization, L.L.C.

One Bank One Plaza

Chicago, Illinois 60670

Litton Loan Servicing LP

4828 Loop Central Drive

Houston, Texas  77081

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Structured Finance - C-BASS, Series 2007-CB1

Re:

Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of January 1, 2007 among Bond Securitization, L.L.C., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee, with respect to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB1

Ladies and Gentlemen:

In accordance with Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it has received the applicable documents listed in Section 2.01 of the Pooling and Servicing Agreement.

The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedule is correct.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is qualified in all respects by the terms of said Pooling and Servicing Agreement.

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Custodian
By:
Name:
Title:

EXHIBIT I

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2007-CB1

STATE OF

)

) ss.:

COUNTY OF

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is [an officer of] ______________, the proposed transferee of an Ownership Interest in a [Class R and/or Class R-X Certificates] (the “Residual Certificate”) issued pursuant to the Pooling and Servicing Agreement, (the “Agreement”), relating to the above-referenced Certificates, among Bond Securitization, L.L.C., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee (the “Trustee”).  Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement.  The transferee has authorized the undersigned to make this affidavit on behalf of the transferee.

2.

The transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee.  The transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit.  The transferee has no knowledge that any such affidavit is false.

3.

The transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent transferee furnished to such Person an affidavit that such subsequent transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

4.

The transferee has been advised of, and understands that a tax will be imposed on a “pass-through entity” holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity.  The transferee understands that, other than in the case of an “electing large partnership” under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.

The transferee has reviewed the provisions of Section 5.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales.  The transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02 of the Agreement and the restrictions noted on the face of the Certificate.  The transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the transferee contemplated hereby null and void.

6.

The transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the transferee is acting as nominee, trustee or agent, and the transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the transferee knows is not a Permitted Transferee.

7.

The transferee historically has paid its debts as they have become due.

8.

The transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

9.

The taxpayer identification number of the transferee’s nominee is ___________.

10.

The transferee is a U.S. Person as defined in Code Section 7701(a)(30).

11.

The transferee is aware that the Residual Certificate may be a “noneconomic residual interest” within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

12.

The transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the transferee or any other person.

13.

If the transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the transferee has executed and attached Attachment A hereto.

14.

The transferee is not an employee benefit plan or arrangement subject to Title I of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any state, local or other federal law substantively similar to the foregoing provisions of ERISA or the Code (collectively, a “Plan”), and is not directly or indirectly acquiring this Certificate for, on behalf of or with any assets of any such Plan.

* * *

IN WITNESS WHEREOF, the transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

Print Name of Transferee
By: Name: Title:

Personally appeared before me the above-named ______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the transferee.

Subscribed and sworn before me this _____ day of _______________________, ____

NOTARY PUBLIC

My Commission expires the ____ day of

______________, ____

ATTACHMENT A

to
AFFIDAVIT PURSUANT TO SECTION 860E(E)(4) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

ٱ

The consideration paid to the transferee to acquire the Residual Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the transferee.

OR

ٱ

The transfer of the Residual Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

(i)

the transferee is an “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

(ii)

at the time of the transfer, and at the close of the transferee’s two fiscal years preceding the year of the transfer, the transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

(iii)

the transferee will transfer the Residual Certificate only to another “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

(iv)

the transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the transferee) that it has determined in good faith; and

(v)

in the event of any transfer of the Residual Certificate by the transferee, the transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee’s purchase of the Residual Certificate.

EXHIBIT J

FORM OF TRANSFEROR CERTIFICATE

[DATE]

Bond Securitization, L.L.C

One Bank One Plaza

Chicago, Illinois 60670

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Structured Finance – C-BASS, Series 2007-CB1

[and/or its designee]

Re:

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB1

Reference is hereby made to the Pooling and Servicing Agreement dated as of January 1, 2007 (the “Pooling Agreement”), among Bond Securitization, L.L.C., as Depositor, Litton Loan Servicing LP, as Servicer and U.S. Bank National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling Agreement.

This letter relates to the transfer of the Class ___________________________ Certificates by ______________________________ (the “Transferor”).

In connection with such transfer, and in respect of such Certificates, the Transferor hereby certifies that (i) such Certificates are being transferred in accordance with the transfer restrictions set forth in the Pooling Agreement and the Certificates, (ii) we understand that the Certificates have not been registered under the Securities Act and are being disposed of by us in a transaction that is exempt from the registration requirements of the Securities Act, (iii) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Securities Act, (iv) no purpose of the proposed disposition of the Certificates is to impede the assessment or collection of tax, (v) in the case of a transfer of any Class R or Class R-X Certificates, (a) such Certificates are being transferred in accordance with Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A under the Securities Act, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (b) the Transferor has no knowledge that the transferee is not a Permitted Transferee (as such term is defined in the Pooling Agreement) and (vi) in the case of a transfer of any Class B, Class CE or Class P Certificates, either (a) such Certificates are being transferred in accordance with Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A under the Securities Act, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, (b) the transfer is being made to an institutional “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act or (c) the transfer is being made to a foreign purchaser purchasing such Certificate in reliance on Rules 901 through 905 of the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor.

[NAME OF TRANSFEROR]
By:
Name: Title:

Dated:___________,____

EXHIBIT K

FORMS OF INVESTMENT LETTERS

FORM OF INVESTMENT LETTER [NON-RULE 144A]

[DATE]

Bond Securitization, L.L.C.,

One Bank One Plaza

Chicago, Illinois 60670

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Structured Finance – C-BASS, Series 2007-CB1

 [and/or its designee]

Re:

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB1

Ladies and Gentlemen:

In connection with our acquisition of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB1 (the “Certificates”), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an institutional “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from Bond Securitization, L.L.C. (the “Depositor”) concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (e) we agree that the Certificates must be held indefinitely by us and we acknowledge that we are able to bear the economic risk of investment in the Certificates, (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling Agreement, (h) we acknowledge that the Certificates will bear a legend setting forth the applicable restrictions on transfer, (i) we have consulted with our own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and we have made our own investment decisions (including decisions regarding the suitability of any transaction pursuant to the documentation for the Privately Offered Certificates) based upon our own judgment and upon any advice from such advisers as we have deemed necessary and not upon any view expressed by the Depositor or J.P. Morgan Securities Inc., (j) we are purchasing the Privately Offered Certificates with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and we are capable of assuming and willing to assume (financially and otherwise) those risks, (k) we will not, at any time, offer to buy or offer to sell the Privately Offered Certificates by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertising, (l) we are (1) a U.S. person and agree to provide the Issuer or its agent an IRS Form W-9 (or successor form) or (2) a non-U.S. person and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Certificate Registrar (or its agent) with respect to payments to be made on the Privately Offered Certificate(s) and (m) if we are a non-U.S. person, we agree to provide the Issuer or its agent (1) a duly executed IRS Form W-8BEN (or successor form), which identifies us as the beneficial owner of the Privately Offered Certificate(s) and states that we are not a U.S. person, (2) a duly executed IRS Form W-8IMY (or successor form) together with all appropriate attachments, identifying us and stating that we are a non-U.S. person or (3) two duly executed copies of IRS Form W-8ECI (or successor form), which identify us as the beneficial owner of the Privately Offered Certificate(s) and state that income from the Privately Offered Certificates is, or is expected to be, effectively connected with a U.S. trade or business.

In connection any such acquisition of the Certificates in reliance on Rules 901 through 905 of the Securities Act, we acknowledge and agree that (a) until the expiration of the 40-day “distribution compliance period” within the meaning of Regulation S, any offer, sale, pledge or other transfer thereof shall not be made by us in the United States or to, or for the account or benefit of, a U.S. person (each as defined in Regulation S) and (b) in order to exchange our beneficial interest in such Certificates, we will be required, pursuant to the Pooling Agreement, to deliver a certificate to the effect that the proposed transferee is not a U.S. person.

Very truly yours,
[NAME OF TRANSFEREE]
By: Authorized Officer

FORM OF INVESTMENT LETTER [RULE 144A]

[DATE]

Bond Securitization, L.L.C.,

One Bank One Plaza

Chicago, Illinois 60670

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Structured Finance – C-BASS, Series 2007-CB1

 [and/or its designee]

Re:

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB1

Ladies and Gentlemen:

In connection with our acquisition of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB1 (the “Certificates”), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) Bond Securitization, L.L.C. (the “Depositor”) has provided to us any of the Rule 144A Information (as defined in the Pooling Agreement) that we have requested, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (d) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

Additionally, we certify that (a) we have consulted with our own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and we have made our own investment decisions (including decisions regarding the suitability of any transaction pursuant to the documentation for the Privately Offered Certificates) based upon our own judgment and upon any advice from such advisers as we have deemed necessary and not upon any view expressed by the Depositor or J.P. Morgan Securities Inc., (b) we are purchasing the Privately Offered Certificates with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and we are capable of assuming and willing to assume (financially and otherwise) those risks, (c) we will not, at any time, offer to buy or offer to sell the Privately Offered Certificates by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertising, (d) we are (1) a U.S. person and agree to provide the Issuer or its agent an IRS Form W-9 (or successor form) or (2) a non-U.S. person and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Certificate Registrar (or its agent) with respect to payments to be made on the Privately Offered Certificate(s) and (e) if we are a non-U.S. person, we agree to provide the Issuer or its agent (1) a duly executed IRS Form W-8BEN (or successor form), which identifies us as the beneficial owner of the Privately Offered Certificate(s) and states that we are not a U.S. person, (2) a duly executed IRS Form W-8IMY (or successor form) together with all appropriate attachments, identifying us and stating that we are a non-U.S. person or (3) two duly executed copies of IRS Form W-8ECI (or successor form), which identify us as the beneficial owner of the Privately Offered Certificate(s) and state that income from the Privately Offered Certificates is, or is expected to be, effectively connected with a U.S. trade or business.

In connection any such acquisition of the Certificates in reliance on Rules 901 through 905 of the Securities Act, we acknowledge and agree that (a) until the expiration of the 40-day “distribution compliance period” within the meaning of Regulation S, any offer, sale, pledge or other transfer thereof shall not be made by us in the United States or to, or for the account or benefit of, a U.S. person (each as defined in Regulation S) and (b) in order to exchange our beneficial interest in such Certificates, we will be required, pursuant to the Pooling Agreement, to deliver a certificate to the effect that the proposed transferee is not a U.S. person.

Very truly yours,
[NAME OF TRANSFEREE]
By: Authorized Officer

ANNEX 1 TO EXHIBIT K

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $_____(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

___

Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

___

Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Broker-dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

__________________

1

Buyer must own and/or invest on a discretionary basis at least $________ in such securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $_____ in securities.

___

Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___

Investment Advisor.  The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

___

Small Business Investment Company.  Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___

Business Development Company.  Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

3.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

6.

Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Print Name of Buyer
By: Name: Title:
Date:

ANNEX 2 TO EXHIBIT K

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___

The Buyer owned $______ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___

The Buyer is part of a Family of Investment Companies which owned in the aggregate $______ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer or Advisor
By: Name: Title:
IF AN ADVISER Print Name of Buyer
Date:

ANNEX 3 TO EXHIBIT K

FORM OF REGULATION S INVESTMENT LETTER

          Date

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Structured Finance – C-BASS, Series 2007-CB1
[and/or its designee]

Bond Securitization, L.L.C., Inc.

One Bank One Plaza

Chicago, Illinois 60670

Re:

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB1

Ladies and Gentlemen:

In connection with our disposition of the above Certificates which are held in the form of Definitive Certificates and to effect the transfer pursuant to Regulation S under the Securities Act of 1933, as amended (“Regulation S”) of the above Certificates, we hereby certify that such transfer has been effected in accordance with (i) the transfer restrictions set forth in the Pooling Agreement and (ii) in accordance with Regulation S, and that:

a.

the offer of the Certificates was not made to a person in the United States;

b.

at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

c.

no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

d.

the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended; and

e.

the transferee is not a U.S. Person (as defined by Regulation S).

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal Proceedings or official inquiry with respect to the matters covered hereby.  Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

Print Name of Transferor

By:
Authorized Officer

ANNEX 4 TO EXHIBIT K

FORM OF ERISA TRANSFER AFFIDAVIT

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Structured Finance – C-BASS, Series 2007-CB1
[and/or its designee]

Bond Securitization, L.L.C., Inc.

One Bank One Plaza

Chicago, Illinois 60670

Re:

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB1

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.

In the case of ERISA-Restricted Certificates, the Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; or (2) in the case of the Class B-2 Certificates, either (x) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60; or (y) herewith delivers to the Certificate Registrar an opinion of counsel satisfactory to the Certificate Registrar, and upon which the Certificate Registrar, the Trustee, the Servicer, the Depositor and the Seller shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Servicer, the Depositor or the Seller to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

3.

In the case of ERISA-Restricted Swap Certificates, prior to the termination of the Swap Agreement, the Investor either (x) is not, and on ___________ [date of transfer] will not be, a Plan or a person acting on behalf of any such Plan or investing the assets of any such Plan; or (y) the acquisition and holding of the ERISA-Restricted Swap Certificates are eligible for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, the non-fiduciary service provider exemption under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or any other applicable exemption.

4.

The Investor hereby acknowledges that under the terms of the pooling and servicing agreement dated as of January 1, 2007 (the “Pooling Agreement”), among Bond Securitization, L.L.C., a Delaware limited liability company, as depositor (the “Depositor”), Litton Loan Servicing LP, a Delaware limited partnership, as servicer (the “Servicer”), Credit-Based Asset Servicing and Securitization LLC, as seller (the “Seller”), and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”), no transfer of the ERISA-Restricted Certificates or of the ERISA-Restricted Swap Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.

Very truly yours,

NAME OF PURCHASER
By:
Name: Title:

EXHIBIT L

FORM OF CERTIFICATION TO BE PROVIDED WITH FORM 10-K

2007-CB1 TRUST,
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2007-CB1

I, [identify the certifying individual], certify that:

1.

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing a copy of the monthly statement to certificateholders set forth in Section 4.06 of the Pooling and Servicing Agreement, dated as of January 1, 2007 (the “Agreement”), among Bond Securitization, L.L.C., as depositor (the “Depositor”), Credit-Based Asset Servicing and Securitization LLC, as seller (the “Seller”), Litton Loan Servicing LP, as servicer (the “Servicer”), and U.S. Bank National Association, as trustee (the “Trustee”), filed in respect of periods included in the year covered by this annual report, of the 2007-CB1 Trust (the “Trust”);

2.

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.

Based on my knowledge, the distribution or servicing information required to be provided to the Trustee by the Servicer under the Agreement for inclusion in these reports is included in these reports;

4.

I am responsible for reviewing the activities performed by the Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the reports, the Servicer has fulfilled its obligations under the Agreement; and

5.

The reports disclose all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Agreement, that is included in these reports.

6.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [name of servicer, sub-servicer, co-servicer, depositor, trustee or custodian].

By: Name: Title:

EXHIBIT M

FORM OF CERTIFICATION TO BE PROVIDED BY THE TRUSTEE TO THE SERVICER

Re:

C-BASS Mortgage Asset-Backed Certificates, Series 2007-CB1

I, _____________________________, certify to Litton Loan Servicing LP (the “Servicer”), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

I have reviewed the annual report on Form 10 K for the fiscal year [___], and all reports on Form 10-D containing Monthly Statements filed in respect of periods included in the year covered by that annual report, of Bond Securitization, L.L.C. (the “Depositor”) relating to the above referenced trust;

2.

Subject to paragraph 4 hereof, based on my knowledge, the Distribution Information in the Monthly Statements prepared by the Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3.

Based on my knowledge, the Distribution Information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in these reports.

4.

In compiling the Distribution Information and making the foregoing certifications, the Trustee has relied upon information furnished to it by the Servicer under the Pooling and Servicing Agreement.  The Trustee shall have no responsibility or liability for any inaccuracy in such reports resulting from information so provided to it by the Servicer.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated January 1, 2007 (the “Pooling and Servicing Agreement”), among the Depositor as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, the Servicer, as servicer and U.S. Bank National Association, as trustee.

Dated:

U.S. Bank National Association,
as Trustee

By:

____________________________
Name:

____________________________
Title:

____________________________

EXHIBIT N-1

FORM OF 1122(d) SERVICING CRITERIA LETTER

[DATE]

LITTON LOAN SERVICING LP

4828 Loop Central Drive

Houston, Texas 77081

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Structured Finance–C-BASS 2007-CB1

The Bank of New York

101 Barclay Street, 4W

New York, New York 10286

Attention: Paul Catania

Re:

C-BASS 2007-CB1: Regulation AB, Item 1122(d)

Ladies and Gentlemen:

In connection with the above-referenced transaction, Litton Loan Servicing LP (the “Servicer”), U.S. Bank National Association (the “Trustee”) and The Bank of New York (the “Custodian”) hereby acknowledge and agree that the purpose of this letter agreement (this “Letter Agreement”) is to facilitate compliance by the Servicer, the Trustee and the Custodian with identifying each party’s responsibility with respect to the servicing criteria identified in Item 1122(d) of Regulation AB.  Bond Securitization, L.L.C. (the “Depositor”) shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder.

The Servicer, the Trustee and the Custodian each agree that as of the Closing Date, each party will comply with the servicing criteria indicated on Exhibit A hereto applicable to it in order to comply with the requirements of Item 1122(d) of Regulation AB.

The Servicer, the Trustee and the Custodian each hereby acknowledge that interpretations of the requirements of Item 1122(d) of Regulation AB may change over time and agree in good faith, to the extent practicable from a timing and information systems perspective and to the extent that the Depositor will pay any increased costs of the Trustee caused by such request to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In the event that the parties are not able to agree upon the servicing criteria applicable to it, the parties hereby agree to negotiate in good faith to come to a determination of the servicing criteria applicable to them under Item 1122(d) of Regulation AB using industry practice, industry groups’ recommended practices and SEC interpretative guidance as determining factors.  If the parties cannot come to a resolution after such negotiations, the parties hereby agree to submit to binding arbitration by an arbitrator agreed to by the parties or if an arbitrator can not be agreed upon then an arbitrator selected by the Depositor.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of January 1, 2007 among Credit-Based Asset Servicing and Securitization LLC, the Servicer, the Trustee and the Depositor.

This Letter Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York except to the extent preempted by federal law.

For the purpose of facilitating the execution of this Letter Agreement, and for other purposes, this Letter Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

[NO FURTHER TEXT ON THIS PAGE]

LITTON LOAN SERVICING LP

By:  __________________________

Name:

Title:

ACKNOWLEDGED AND AGREED:

U.S. BANK NATIONAL ASSOCIATION

By:  __________________________

Name:

Title:

THE BANK OF NEW YORK

By:  __________________________

Name:

Title:

BOND SECURITIZATION, L.L.C.

By:  __________________________

Name:

Title:

EXHIBIT N-2

\

SERVICING CRITERIA TO BE ADDRESSED

IN ASSESSMENT OF COMPLIANCE

Definitions

Key:

Primary Servicer – transaction party having borrower contact

X - obligation

Custodian – safe keeper of pool assets

Trustee – fiduciary of the transaction

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Reg AB Reference	Servicing Criteria	Litton Loan Servicing LP (Servicer)	The Bank of New York (Custodian)	U.S. Bank (Trustee)
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X		X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	If applicable for a transaction participant	If applicable for a transaction participant	If applicable for a transaction participant
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

		X		X*
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X		X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

		X*		X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

		X		X*
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	If applicable		If applicable
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

		X		X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

		X		X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X		X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X		X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X		X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.		X	X*
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements		X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X	X	X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.			X

* For (d)(2)(iv) Servicer needs to provide only if it is deemed that the collection account is subject to this criteria

*For  (d)(2)(i) and (v) Trustee needs to provide only if it is deemed that any account maintained by the Trustee is a custodial account for purposes of the these servicing criteria

* For (d) (4)(i) Trustee needs to provide only if it is deemed that the final certification required to be delivered by the Trustee pursuant to Section 2.02, Acceptance by the Trustee of the Mortgage Loans, of the Pooling Agreement is not covered in the (d)(4)(iii) servicing criteria

:

EXHIBIT O

FORM OF POWER OF ATTORNEY

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO
LITTON LOAN SERVICING LP
4828 Loop Central Drive
Houston, Texas 77081

Attn: _________________________________

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that ____________________, having its principal place of business at _____________________, as Trustee (the “Trustee”) pursuant to that Pooling and Servicing Agreement among _______________________ (the “Depositor”), Litton Loan Servicing LP (the “Servicer”), and the Trustee, dated as of _________ 1, 200__ (the “Pooling and Servicing Agreement”), hereby constitutes and appoints the Servicer, by and through the Servicer’s officers, the Trustee’s true and lawful Attorney-in-Fact, in the Trustee’s name, place and stead and for the Trustee’s benefit, in connection with all mortgage loans serviced by the Servicer pursuant to the Pooling and Servicing Agreement for the purpose of performing all acts and executing all documents in the name of the Trustee as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the “Mortgages” and the “Deeds of Trust”, respectively) and promissory notes secured thereby (the “Mortgage Notes”) for which the undersigned is acting as Trustee for various certificateholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which the Servicer is acting as servicer, all subject to the terms of the Pooling and Servicing Agreement.

This appointment shall apply to the following enumerated transactions only:

1.

The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recordings is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

2.

The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company of a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution or requests to trustees to accomplish same.

3.

The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

4.

The completion of loan assumption agreements.

5.

The full satisfaction/release of a Mortgage or Deed of Trust or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

6.

The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

7.

The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

8.

With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

a.

the substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

b.

the preparation and issuance of statements of breach or non-performance;

c.

the preparation and filing of notices of default and/or notices of sale;

d.

the cancellation/rescission of notices of default and/or notices of sale;

e.

the taking of a deed in lieu of foreclosure; and

f.

the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions in paragraphs 8.a. through 8.e., above.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

IN WITNESS WHEREOF, ______________________ as Trustee pursuant to that Pooling and Servicing Agreement among the Depositor, the Servicer, and the Trustee, dated as of _____________ 1, 200__ (___________________ Mortgage Loan Asset Backed Certificates, Series 200__-___), has caused its corporate seal to be hereto affixed and these presents to be signed and acknowledged in its name and behalf by ______________________ its duly elected and authorized Vice President this ___ day of ____________, 200__.

as Trustee for _____ Mortgage Loan Asset

Backed Certificates, Series 200__-___

By __________________________________

STATE OF

COUNTY OF

On _______________, 200__, before me, the undersigned, a Notary Public in and for said state, personally appeared ___________________, Vice President of ___________________ as Trustee for ____________ Mortgage Loan Asset Backed Certificates, Series 200__-___, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed that same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted and executed the instrument.

WITESS my hand and official seal.

(SEAL)

____________________________________

Notary Public

My Commission Expires ________________________

EXHIBIT P

MORTGAGE LOAN PURCHASE AGREEMENT

(Available Upon Request)

EXHIBIT Q

SWAP AGREEMENT

(Available Upon Request)

EXHIBIT R

CUSTODIAL AGREEMENT

(Available Upon Request)

EXHIBIT S

FORM 8-K DISCLOSURE

Item on Form 8-K	Party Responsible
*Item 1.01- Entry into a Material Definitive Agreement	All parties as to themselves
*Item 1.02- Termination of a Material Definitive Agreement	All parties as to themselves
Item 1.03- Bankruptcy or Receivership	All parties as to themselves
Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement	N/A
*Item 3.03- Material Modification to Rights of Security Holders	Trustee, Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor
*Item 6.02- Change of Servicer or Trustee	Servicer (as to Servicer or each Subservicer it engages), Trustee (as to Trustee or any Subcontractor it engages)
*Item 6.03- Change in Credit Enhancement or External Support	Depositor
*Item 6.04- Failure to Make a Required Distribution	Trustee
Item 6.05- Securities Act Updating Disclosure	Depositor
Item 7.01- Reg FD Disclosure	Depositor
Item 8.01	Depositor
Item 9.01	All parties as it relates to their own agreements

EXHIBIT T

FORM 10-D DISCLOSURE

Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information Material breaches of Mortgage Loan Representations Material breaches of covenants under this Agreement	Trustee Servicer Servicer, Trustee and Depositor (each as to itself and with respect to other parties, as to which it obtains actual notice)
Item 2: Legal Proceedings per Item 1117 of Reg AB	All parties to the Pooling and Servicing Agreement (as to themselves), the Depositor as to the issuing entity, the Sponsor, any 1100(d)(1) party
Item 3: Sale of Securities and Use of Proceeds	Depositor
Item 4: Defaults Upon Senior Securities	Trustee
Item 5: Submission of Matters to a Vote of Security Holders	Trustee
Item 6: Significant Obligors of Pool Assets 1112(b)	Depositor
Item 7: Significant Enhancement Provider Information	Depositor
Item 1114(b)(2)-Credit Enhancement Provider Financial Information	Depositor
Item 1115(b)-Derivative Counterparty Financial Information	Sponsor/Depositor
Item 8: Other Information	Depositor, Sponsor, Trustee and any other party responsible for disclosure items on Form 8-K
Item 9: Exhibits	Depositor, Sponsor, Trustee (as to monthly payment/distribution reports only)

EXHIBIT U

FORM 10-K DISCLOSURE

Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
*Item 9B: Other Information	Depositor, Trustee and any other party responsible for disclosure items on Form 8-K
*Item 15: Exhibits, Financial Statement Schedules	Trustee/Servicer/ Depositor
*Additional Item: Disclosure per Item 1112(b) of Reg AB	Depositor
*Additional Item: Disclosure per Item 1114(b)(2) of Reg AB	Depositor
*Additional Item: Disclosure per Item 1115(b) of Reg AB	Depositor
*Additional Item: Disclosure per Item 1117 of Reg AB	All parties to the Pooling and Servicing Agreement (as to themselves), the Depositor as to the issuing entity any 1100(d)(1) party
*Additional Item: Disclosure per Item 1119 of Reg AB	All parties to the Pooling and Servicing Agreement
Additional Item: Disclosure per Item 1122 of Reg AB	Servicer and Subservicer, Trustee and Subcontractor and Custodian
Additional Item: Disclosure per Items 1123 of Reg AB	Servicer and Subservicer, Trustee and Subcontractor and Custodian

EXHIBIT V

ADDITIONAL DISCLOSURE NOTIFICATION

**SEND TO U.S. BANK VIA FAX AT  312-904-2084 AND VIA EMAIL TO [_____________] AND SEND TO BOTH U.S. BANK AND THE DEPOSITOR VIA OVERNIGHT MAIL TO THE ADDRESS IMMEDIATELY BELOW**

U.S. Bank, N.A., as Trustee

EP-MN-WS3D

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention:  Structured Finance – C-BASS, Series 2007-CB1—SEC REPORT PROCESSING

Bond Securitization, L.L.C.

One Bank One Plaza

Chicago, Illinois 60670

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section [  ] of the Pooling and Servicing Agreement, dated as of January 1, 2007, among Bond Securitization, L.L.C., as depositor (the “Depositor”), Credit-Based Asset Servicing and Securitization LLC, as seller (the “Seller”), Litton Loan Servicing LP, as servicer (the “Servicer”), and U.S. Bank National Association, as trustee (the “Trustee”).  The Undersigned, as [    ], hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [   ].

Description of Additional Form [   ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [  ] Disclosure:

Any inquiries related to this notification should be directed to [   ], phone number:  [   ]; email address:  [   ].

[NAME OF PARTY]

as [role]

By: __________________

      Name:

      Title: